Business Combinations	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Business Combinations
6. Business Combinations

Delta Lloyd Deutschland AG (DLD)—Effective October 1, 2015, we acquired 100% of the voting equity interests of DLD and $50 million of intercompany loans from Delta Lloyd N.V. for a cash purchase price of $74 million. DLD was a Germany-domiciled insurance group with an in force book of business primarily made up of participating long-duration savings products. We acquired DLD to strategically expand our core business into Germany. Following the acquisition, DLD was renamed Athene Deutschland GmbH.

The following summarizes the fair values of the assets acquired and liabilities assumed in the DLD acquisition:

(In millions)	October 1, 2015
Investments	$5,539
Cash and cash equivalents	236
Accrued investment income	67
Reinsurance recoverable	4
Other assets	83
Total identifiable assets acquired	5,929
Interest sensitive contract liabilities	403
Future policy benefits	4,519
Other policy claims and benefits	55
Dividends payable to policyholders	771
Other liabilities	107
Total identifiable liabilities assumed	5,855
Net assets acquired	$74

DLD contributed $129 million of revenue and $6 million of net income during the year ended December 31, 2015. Transaction costs incurred during the years ended December 31, 2015 and 2014 for this acquisition was $15 million and $7 million, respectively, and are included in policy and other operating expenses on the consolidated statements of income.

The following unaudited pro forma revenue and net income assumes a January 1, 2014 acquisition date for DLD:

	Years ended December 31,
(In millions)	2015	2014
Revenue	$3,004	$4,623
Net income	579	466